UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 24, 2008

                           Dayton Superior Corporation
             (Exact name of Registrant as specified in its charter)

           Delaware                     1-11781                  31-0676346
(State or other jurisdiction of       (Commission               (IRS Employer
incorporation or organization)        File Number)           Identification No.)


7777 Washington Village Drive, Dayton, Ohio                           45459
(Address of principal executive offices)                          (Zip code)

                                  937-428-6360
               (Registrant's telephone number including area code)

                                 Not applicable
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The following summaries are provided by Dayton Superior Corporation (the "Company") pursuant to paragraph (e) of Item 5.02 of Form 8-K:

Executive Employment Agreements

On November 24, 2008, the Compensation Committee of the Board of Directors of the Company approved, and the Company entered into, amended and restated employment agreements with Eric R. Zimmerman, the Company's President and Chief Executive Officer, and Edward J. Puisis, the Company's Executive Vice President and Chief Financial Officer. The agreements amend and restate employment agreements entered into by the Company with Messrs. Zimmerman and Puisis on August 1, 2005 and July 29, 2003, respectively, and are summarized as follows:

Mr. Zimmerman. Under the terms of Mr. Zimmerman's amended and restated employment agreement, he is employed as the Company's Chief Executive Officer for a term ending December 31, 2010. The agreement provides that the term automatically will be extended for additional one-year periods thereafter unless either party notifies the other at least 90 days prior to the end of the term that the term will not be extended.

Under the agreement, Mr. Zimmerman's annual base salary is $555,000 (the amount of his current base salary plus an amount equal to the value of certain perquisites which the Company no longer will provide to him under the agreement, as amended), subject to increase by the Compensation Committee. Mr. Zimmerman is eligible to receive an annual performance-based bonus under the Company's annual bonus plan, with a target-level bonus equal to 100% of his annual base salary. He also is entitled to participate in the Company's various other employee benefit plans, programs and arrangements which are applicable to executives of the Company; however, the Company no longer will provide him with an automobile allowance or reimburse him for any living or relocation expenses, club membership fees or tax and financial planning assistance.

The agreement also provides that if Mr. Zimmerman's employment is terminated by the Company without "Cause" (as defined in the agreement) or because the Company does not extend the term of the agreement, the Company will: (i) continue to pay his base salary for 18 months (24 months, if the termination occurs following a change of control, as defined in the agreement, of the Company) following termination of his employment, (ii) pay him a pro-rated portion of his annual bonus under the Company's executive bonus plan for the year in which the termination occurs, based on the Company's year-to-date performance through the date of termination in relation to the performance targets under the executive bonus plan; and (iii) continue, for 18 months following the termination, coverage under the Company's medical and dental plans and programs, including his group life insurance coverage, in which he was entitled to participate immediately prior to the termination, on the same terms as if he were an active employee. Mr. Zimmerman's right to receive these payments on termination of employment is contingent upon him signing a general waiver and release of claims.


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If Mr. Zimmerman's employment terminates by reason of his death or disability, the Company is required to pay him a pro-rated portion of his annual bonus under the Company's annual bonus plan for the year in which the termination occurs based on the Company's year-to-date performance through the date of termination in relation to the performance targets under the annual bonus plan.

Mr. Zimmerman is prohibited by the agreement from competing with the Company or soliciting its employees during his employment and during the 12 months (or, if longer, the period during which he continues to receive his base salary under the agreement) following termination of his employment.

The form of Mr. Zimmerman's amended and restated employment agreement is attached as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Mr. Puisis. Under the terms of Mr. Puisis' amended and restated employment agreement, he is employed as the Company's Executive Vice President and Chief Financial Officer for a term ending December 31, 2010. The agreement provides that the term automatically will be extended for additional one-year periods thereafter unless either party notifies the other at least 90 days prior to the end of the term that the term will not be extended.

Under the agreement, Mr. Puisis' annual base salary is $345,000 (the amount of his current base salary plus an amount equal to the value of certain perquisites which the Company no longer will provide to him under the agreement, as amended), subject to increase by the Compensation Committee. Mr. Puisis is eligible to receive an annual performance-based bonus under the Company's annual bonus plan, with a target-level bonus equal to 75% of his annual base salary. He also is entitled to participate in the Company's various other employee benefit plans and arrangements which are applicable to executives of the Company; however, the Company no longer will provide him with an automobile allowance or reimburse him for club membership fees.

The agreement also provides that if Mr. Puisis' employment is terminated by the Company without "Cause" (as defined in the agreement) or because the Company does not extend the term of the agreement, the Company will: (i) continue to pay his base salary for 12 months (24 months, if the termination occurs following a change of control, as defined in the agreement, of the Company) following termination of his employment, (ii) pay him a pro-rated portion of his annual bonus under the Company's executive bonus plan for the year in which the termination occurs, based on the Company's year-to-date performance through the date of termination in relation to the performance targets under the executive bonus plan; and (iii) continue, for 18 months following the termination, coverage under our medical and dental plans and programs, including his group life insurance coverage, in which he was entitled to participate immediately prior to the termination, on the same terms as if he were an active employee. Mr. Puisis' right to receive these payments on termination of employment is contingent upon him signing a general waiver and release of claims.

If Mr. Puisis' employment terminates by reason of his death or disability, the Company is required to pay him a pro-rated portion of his annual bonus under the Company's annual bonus plan for the year in which the termination occurs based on the Company's year-to-date performance through the date of termination in relation to the performance targets under the annual bonus plan.


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

Mr. Puisis is prohibited by the agreement from competing with the Company or soliciting its employees during his employment and during the 12 months (or, if longer, the period during which he continues to receive his base salary) following termination of his employment.

The form of Mr. Puisis' amended and restated employment agreement is attached as
Exhibit 10.2 to this Form 8-K and is incorporated herein by reference.

Grant of Options

On November 24, 2008, the Board of Directors of the Company granted to Messrs. Zimmerman and Puisis under the Company's 2000 Stock Option Plan, as amended, nonqualified stock options to purchase 380,000 shares and 190,000 shares, respectively, of the Company's Common Stock, $.01 par value per share, at an exercise price of $0.33 per share. The options become exercisable on the earlier of: (i) December 31, 2010, (ii) immediately prior to a "Sale of the Company" (as defined in the stock option agreement), or (iii) the termination of the executive's employment without "Cause" (as defined in his employment agreement) following a "Change of Control" (as defined in the stock option agreement) of the Company (if, in the case of (i) and (ii), he is then employed by the Company). The options will expire on the first to occur of: (i) November 24, 2018, (ii) the 90th day following the executive's termination of employment for any reason other than death, disability or termination by the Company for Cause,
(iii) the date the executive's employment is terminated by the Company for Cause, or (iv) the 12-month anniversary of the termination of the executive's employment by reason of death or disability. The form of the stock option agreement for these options is attached as Exhibit 10.3 to this Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits. The following is furnished as an exhibit to this Form 8-K pursuant to Item 601 of Regulation S-K:

     10.1 Amended and Restated Employment Agreement dated November 24, 2008 between Dayton Superior Corporation and Eric R. Zimmerman

     10.2 Amended and Restated Employment Agreement dated November 24, 2008 between Dayton Superior Corporation and Edward J. Puisis

     10.3 Form of Stock Option Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


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                                           DAYTON SUPERIOR CORPORATION


Date: December 1, 2008                     By:/s/ Edward J. Puisis
                                              ----------------------------------
                                              Edward J. Puisis
                                              Executive Vice President and Chief
                                              Financial Officer


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                                  EXHIBIT INDEX
                                  -------------

   Exhibit No.                         Description
   -----------                         -----------

     10.1 Amended and Restated Employment Agreement dated November 24, 2008 between Dayton Superior Corporation and Eric R. Zimmerman

     10.2 Amended and Restated Employment Agreement dated November 24, 2008 between Dayton Superior Corporation and Edward J. Puisis

     10.3      Form of Stock Option Agreement


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